Impaired Loans (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Impaired Loans:
Impaired loans without a valuation allowance	$ 4,702	$ 759
Impaired loans with a valuation allowance	4,858	4,071
Total impaired loans	9,560	4,830
Allowance for loan losses on impaired loans at period end	968	849
Total nonaccrual loans	6,056	3,181
Past due 90 days or more and still accruing	669	159
Average investment in impaired loans	$ 7,077	$ 4,007